UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

May
Date of reporting period:
May 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders

Columbia Quality Income Fund
Class A / AUGAX
Annual Shareholder Report | May 31, 2025
This annual shareholder report contains important information about Columbia Quality Income Fund (the Fund) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class A	$ 93	0.89%
Management's Discussion of Fund Performance
The performance of Class A shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Interest rate positioning
| The Fund’s positioning with respect to interest rates contributed most to relative and absolute outperformance. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as short- and intermediate-term U.S. Treasury yields moved lower over the period. The Fund’s rate positioning also benefitted from a steepening yield curve over the period.
Agency residential mortgage-backed securities
| Performance for the Fund’s agency passthrough and collateralized mortgage obligation (CMO) holdings gained against a backdrop of falling interest rates and a steepening yield curve.
Non-agency residential mortgage-backed securities
| Non-agency residential mortgage-backed securities drove relative (the benchmark does not hold these securities) and absolute outperformance as housing fundamentals remained strong and borrower delinquencies remained low.
Top Performance Detractors
There were no material detractors to Fund performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class A (excluding sales charges)	8.81	(0.89)	0.85
Class A (including sales charges)	5.54	(1.49)	0.54
Bloomberg U.S. Mortgage-Backed Securities Index	5.88	(0.97)	1.04
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 1,274,068,619
Total number of portfolio holdings	339
Management services fees (represents 0.49% of Fund average net assets)	$ 6,652,421
Portfolio turnover for the reporting period	330%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	17%
Graphical Representation of Fund

Holdings
The tables below show the investment m
ak
eup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
Top Holdings
Uniform Mortgage-Backed Security TBA 06/13/2054 4.500%	8.2%
Uniform Mortgage-Backed Security TBA 06/12/2055 3.500%	7.9%
Government National Mortgage Association TBA 06/20/2054 4.500%	4.8%
Government National Mortgage Association 05/20/2051 2.500%	2.7%
Uniform Mortgage-Backed Security TBA 06/18/2040 3.000%	2.7%
Federal National Mortgage Association 08/01/2052 4.000%	2.3%
Uniform Mortgage-Backed Security TBA 06/13/2054 3.000%	1.9%
Federal National Mortgage Association 11/01/2052 4.500%	1.8%
Uniform Mortgage-Backed Security TBA 06/13/2054 2.000%	1.8%
Federal Home Loan Mortgage Corp. 08/01/2052 3.000%	1.6%
Asset Categories
Credit Quality
Availability of Ad
dition
al Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Quality Income Fund | Class A

|

ASR236_01_(07/25)

Columbia Quality Income Fund
Class C / AUGCX
Annual Shareholder Report | May 31, 2025
This annual shareholder report contains important information about Columbia Quality Income Fund (the Fund) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class C	$ 170	1.64%
Management's Discussion of Fund Performance
The performance of Class C shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Interest rate positioning
| The Fund’s positioning with respect to interest rates contributed most to relative and absolute outperformance. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as short- and intermediate-term U.S. Treasury yields moved lower over the period. The Fund’s rate positioning also benefitted from a steepening yield curve over the period.
Agency residential mortgage-backed securities
| Performance for the Fund’s agency passthrough and collateralized mortgage obligation (CMO) holdings gained against a backdrop of falling interest rates and a steepening yield curve.
Non-agency residential mortgage-backed securities
| Non-agency residential mortgage-backed securities drove relative (the benchmark does not hold these securities) and absolute outperformance as housing fundamentals remained strong and borrower delinquencies remained low.
Top Performance Detractors
There were no material detractors to Fund performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class C shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class C (excluding sales charges)	7.99	(1.63)	0.09
Class C (including sales charges)	6.99	(1.63)	0.09
Bloomberg U.S. Mortgage-Backed Securities Index	5.88	(0.97)	1.04
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 1,274,068,619
Total number of portfolio holdings	339
Management services fees (represents 0.49% of Fund average net assets)	$ 6,652,421
Portfolio turnover for the reporting period	330%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	17%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
Top Holdings
Uniform Mortgage-Backed Security TBA 06/13/2054 4.500%	8.2%
Uniform Mortgage-Backed Security TBA 06/12/2055 3.500%	7.9%
Government National Mortgage Association TBA 06/20/2054 4.500%	4.8%
Government National Mortgage Association 05/20/2051 2.500%	2.7%
Uniform Mortgage-Backed Security TBA 06/18/2040 3.000%	2.7%
Federal National Mortgage Association 08/01/2052 4.000%	2.3%
Uniform Mortgage-Backed Security TBA 06/13/2054 3.000%	1.9%
Federal National Mortgage Association 11/01/2052 4.500%	1.8%
Uniform Mortgage-Backed Security TBA 06/13/2054 2.000%	1.8%
Federal Home Loan Mortgage Corp. 08/01/2052 3.000%	1.6%
Asset Categories
Credit Quality
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Quality Income Fund | Class C

|

ASR236_04_(07/25)

Columbia Quality Income Fund
Institutional Class / CUGZX
Annual Shareholder Report | May 31, 2025
This annual shareholder report contains important information about Columbia Quality Income Fund (the Fund) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 67	0.64%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Interest rate positioning
| The Fund’s positioning with respect to interest rates contributed most to relative and absolute outperformance. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as short- and intermediate-term U.S. Treasury yields moved lower over the period. The Fund’s rate positioning also benefitted from a steepening yield curve over the period.
Agency residential mortgage-backed securities
| Performance for the Fund’s agency passthrough and collateralized mortgage obligation (CMO) holdings gained against a backdrop of falling interest rates and a steepening yield curve.
Non-agency residential mortgage-backed securities
| Non-agency residential mortgage-backed securities drove relative (the benchmark does not hold these securities) and absolute outperformance as housing fundamentals remained strong and borrower delinquencies remained low.
Top Performance Detractors
There were no material detractors to Fund performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class	9.08	(0.65)	1.10
Bloomberg U.S. Mortgage-Backed Securities Index	5.88	(0.97)	1.04
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 1,274,068,619
Total number of portfolio holdings	339
Management services fees (represents 0.49% of Fund average net assets)	$ 6,652,421
Portfolio turnover for the reporting period	330%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	17%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
Top Holdings
Uniform Mortgage-Backed Security TBA 06/13/2054 4.500%	8.2%
Uniform Mortgage-Backed Security TBA 06/12/2055 3.500%	7.9%
Government National Mortgage Association TBA 06/20/2054 4.500%	4.8%
Government National Mortgage Association 05/20/2051 2.500%	2.7%
Uniform Mortgage-Backed Security TBA 06/18/2040 3.000%	2.7%
Federal National Mortgage Association 08/01/2052 4.000%	2.3%
Uniform Mortgage-Backed Security TBA 06/13/2054 3.000%	1.9%
Federal National Mortgage Association 11/01/2052 4.500%	1.8%
Uniform Mortgage-Backed Security TBA 06/13/2054 2.000%	1.8%
Federal Home Loan Mortgage Corp. 08/01/2052 3.000%	1.6%
Asset Categories
Credit Quality
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Quality Income Fund | Institutional Class

|

ASR236_08_(07/25)

Columbia Quality Income Fund
Institutional 2 Class / CGVRX
Annual Shareholder Report | May 31, 2025
This annual shareholder report contains important information about Columbia Quality Income Fund (the Fund) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional 2 Class	$ 57	0.55%
Management's Discussion of Fund Performance
The performance of Institutional 2 Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Interest rate positioning
| The Fund’s positioning with respect to interest rates contributed most to relative and absolute outperformance. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as short- and intermediate-term U.S. Treasury yields moved lower over the period. The Fund’s rate positioning also benefitted from a steepening yield curve over the period.
Agency residential mortgage-backed securities
| Performance for the Fund’s agency passthrough and collateralized mortgage obligation (CMO) holdings gained against a backdrop of falling interest rates and a steepening yield curve.
Non-agency residential mortgage-backed securities
| Non-agency residential mortgage-backed securities drove relative (the benchmark does not hold these securities) and absolute outperformance as housing fundamentals remained strong and borrower delinquencies remained low.
Top Performance Detractors
There were no material detractors to Fund performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional 2 Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional 2 Class	9.18	(0.56)	1.19
Bloomberg U.S. Mortgage-Backed Securities Index	5.88	(0.97)	1.04
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 1,274,068,619
Total number of portfolio holdings	339
Management services fees (represents 0.49% of Fund average net assets)	$ 6,652,421
Portfolio turnover for the reporting period	330%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	17%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
Top Holdings
Uniform Mortgage-Backed Security TBA 06/13/2054 4.500%	8.2%
Uniform Mortgage-Backed Security TBA 06/12/2055 3.500%	7.9%
Government National Mortgage Association TBA 06/20/2054 4.500%	4.8%
Government National Mortgage Association 05/20/2051 2.500%	2.7%
Uniform Mortgage-Backed Security TBA 06/18/2040 3.000%	2.7%
Federal National Mortgage Association 08/01/2052 4.000%	2.3%
Uniform Mortgage-Backed Security TBA 06/13/2054 3.000%	1.9%
Federal National Mortgage Association 11/01/2052 4.500%	1.8%
Uniform Mortgage-Backed Security TBA 06/13/2054 2.000%	1.8%
Federal Home Loan Mortgage Corp. 08/01/2052 3.000%	1.6%
Asset Categories
Credit Quality
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights
reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Quality Income Fund | Institutional 2 Class

|

ASR236_15_(07/25)

Columbia Quality Income Fund
Institutional 3 Class / CUGYX
Annual Shareholder Report | May 31, 2025
This annual shareholder report contains important information about Columbia Quality Income Fund (the Fund) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional 3 Class	$ 52	0.50%
Management's Discussion of Fund Performance
The performance of Institutional 3 Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Interest rate positioning
| The Fund’s positioning with respect to interest rates contributed most to relative and absolute outperformance. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as short- and intermediate-term U.S. Treasury yields moved lower over the period. The Fund’s rate positioning also benefitted from a steepening yield curve over the period.
Agency residential mortgage-backed securities
| Performance for the Fund’s agency passthrough and collateralized mortgage obligation (CMO) holdings gained against a backdrop of falling interest rates and a steepening yield curve.
Non-agency residential mortgage-backed securities
| Non-agency residential mortgage-backed securities drove relative (the benchmark does not hold these securities) and absolute outperformance as housing fundamentals remained strong and borrower delinquencies remained low.
Top Performance Detractors
There were no material detractors to Fund performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional 3 Class	9.25	(0.52)	1.26
Bloomberg U.S. Mortgage-Backed Securities Index	5.88	(0.97)	1.04
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 1,274,068,619
Total number of portfolio holdings	339
Management services fees (represents 0.49% of Fund average net assets)	$ 6,652,421
Portfolio turnover for the reporting period	330%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	17%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
Top Holdings
Uniform Mortgage-Backed Security TBA 06/13/2054 4.500%	8.2%
Uniform Mortgage-Backed Security TBA 06/12/2055 3.500%	7.9%
Government National Mortgage Association TBA 06/20/2054 4.500%	4.8%
Government National Mortgage Association 05/20/2051 2.500%	2.7%
Uniform Mortgage-Backed Security TBA 06/18/2040 3.000%	2.7%
Federal National Mortgage Association 08/01/2052 4.000%	2.3%
Uniform Mortgage-Backed Security TBA 06/13/2054 3.000%	1.9%
Federal National Mortgage Association 11/01/2052 4.500%	1.8%
Uniform Mortgage-Backed Security TBA 06/13/2054 2.000%	1.8%
Federal Home Loan Mortgage Corp. 08/01/2052 3.000%	1.6%
Asset Categories
Credit Quality
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax
information
and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Quality Income Fund | Institutional 3 Class

|

ASR236_17_(07/25)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	May 31, 2025	May 31, 2024	May 31, 2025	May 31, 2024
Audit fees (a)	53,156	52,505	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,795	12,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	474,000	581,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Quality Income Fund
Annual Financial Statements and Additional Information
May 31, 2025

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Quality Income Fund | 2025

Portfolio of Investments
May 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 10.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Subordinated Series 2023-3PL Class C
08/19/2030	7.350%	1,000,918	1,002,818
Subordinated Series 2024-1PL Class C
04/25/2031	6.420%	1,055,324	1,060,171
Affirm Asset Securitization Trust(a)
Series 2023-B Class A
09/15/2028	6.820%	4,250,000	4,275,731
Affirm Asset Securitization Trust(a),(b),(c)
Series 2024-X2 Class CERT
12/17/2029	0.000%	22,000	1,156,650
Apidos CLO XXVIII(a),(d)
Series 2017-28A Class B
3-month Term SOFR + 1.962% Floor 1.700% 01/20/2031	6.231%	8,000,000	8,017,632
ASP WHCO Participation LP(a),(d),(e)
30-day Average SOFR + 2.400% Floor 3.000% 03/29/2029	6.713%	7,600,000	7,600,000
Bain Capital Credit CLO Ltd.(a),(d)
Series 2019-4A Class DRR
3-month Term SOFR + 2.900% Floor 2.900% 04/23/2035	7.179%	5,000,000	4,996,920
Carlyle Global Market Strategies CLO Ltd.(a),(d)
Series 2013-3A Class BR
3-month Term SOFR + 1.962% Floor 1.700% 10/15/2030	6.218%	6,750,000	6,754,212
Madison Park Funding XVIII Ltd.(a),(d)
Series 2015-18A Class CRR
3-month Term SOFR + 2.162% Floor 1.900% 10/21/2030	6.431%	17,075,000	17,093,509
MPOWER Education Trust(a)
Series 2025-A Class B
07/21/2042	8.470%	2,000,000	2,029,020
Subordinated Series 2024-A Class B
07/22/2041	8.350%	3,000,000	3,061,329
NetCredit Combined Receivables A LLC(a),(e)
Series 2025-A Class A
10/20/2031	7.290%	3,000,000	2,999,850
Netcredit Combined Receivables LLC(a)
Series 2023-A Class A
12/20/2027	7.780%	442,162	445,046
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Grantor Trust(a)
Subordinated Series 2024-10 Class B
06/15/2032	5.750%	3,501,736	3,522,513
Subordinated Series 2024-9 Class C
03/15/2032	5.774%	2,596,337	2,598,774
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	275,937	273,125
Pagaya AI Debt Trust(a)
Series 2022-5 Class A
06/17/2030	8.096%	707,213	710,456
Series 2023-3 Class A
12/16/2030	7.600%	23,715	23,739
Series 2023-8 Class A
06/16/2031	7.299%	735,384	746,325
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	638,015	638,674
Subordinated Series 2023-5 Class C
04/15/2031	9.099%	3,669,598	3,687,194
Subordinated Series 2023-6 Class C
06/16/2031	8.491%	2,599,333	2,613,969
Subordinated Series 2024-2 Class B
08/15/2031	6.611%	8,729,535	8,782,976
Subordinated Series 2024-3 Class B
10/15/2031	6.571%	3,566,293	3,600,973
Subordinated Series 2024-3 Class C
10/15/2031	7.297%	4,797,758	4,830,743
PAGAYA AI Debt Trust(a),(f)
Subordinated Series 2022-3 Class AB
03/15/2030	7.576%	479,064	479,560
Palmer Square Loan Funding Ltd.(a),(d)
Series 2021-4A Class B
3-month Term SOFR + 2.012% Floor 1.750% 10/15/2029	6.268%	12,000,000	12,011,556
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	1,695,359	1,655,936
Sound Point IV-R CLO Ltd.(a),(d)
Series 2013-3RA Class B
3-month Term SOFR + 2.012% Floor 1.750% 04/18/2031	6.281%	10,000,000	10,013,520
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	273,042	273,723
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Asset Trust II Series(a),(c),(e),(g)
Series 2025-1GS Class CERT
02/20/2030	0.000%	19,500	6,708,585
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	43,523	43,449
Upstart Securitization Trust(a)
Subordinated Series 2024-1 Class B
11/20/2034	6.240%	5,100,000	5,124,107
Total Asset-Backed Securities — Non-Agency (Cost $129,053,091)			128,832,785

Commercial Mortgage-Backed Securities - Agency 0.5%

Government National Mortgage Association(f),(h)
Series 2019-102 Class IB
03/16/2060	0.835%	12,452,088	604,306
Series 2019-118 Class IO
06/16/2061	0.758%	15,767,334	758,507
Series 2019-131 Class IO
07/16/2061	0.803%	24,307,013	1,385,954
Series 2019-134 Class IO
08/16/2061	0.644%	16,386,135	693,764
Series 2019-139 Class IO
11/16/2061	0.671%	17,254,689	738,304
Series 2020-19 Class IO
12/16/2061	0.719%	17,543,003	804,064
Series 2020-3 Class IO
02/16/2062	0.616%	18,474,673	709,513
Total Commercial Mortgage-Backed Securities - Agency (Cost $17,674,400)			5,694,412

Commercial Mortgage-Backed Securities - Non-Agency 2.1%

Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,200,000	2,667,039
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	1,782,038
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	487,020
Hilton USA Trust(a),(i)
Subordinated Series 2016-SFP Class F
11/05/2035	0.000%	8,700,000	174,941
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	19,198,317	18,358,733
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SFO Commercial Mortgage Trust(a),(d)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	5.594%	3,700,000	3,662,988
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $43,689,750)			27,132,759

Residential Mortgage-Backed Securities - Agency 102.3%

Fannie Mae REMICS
CMO Series 2018-7 Class CD
02/25/2048	3.000%	13,778,611	12,343,859
Fannie Mae REMICS(d),(h)
CMO Series 2023-34 Class S
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 10/25/2048	1.764%	19,308,006	2,446,624
Fannie Mae REMICS(d)
CMO Series 2025-12 Class LF
30-day Average SOFR + 3.950% Cap 8.250% 03/25/2055	8.184%	18,441,228	18,587,491
CMO Series 2025-16 Class MA
30-day Average SOFR + 3.950% Cap 8.250% 01/25/2055	8.184%	6,748,024	6,727,411
Fannie Mae REMICS(d),(e),(h)
CMO Series 2025-45 Class SC
-1.0 x 30-day Average SOFR + 5.800% Cap 5.800% 06/25/2055	1.466%	25,000,000	1,761,250
Federal Home Loan Mortgage Corp.
06/01/2030	5.500%	609,293	616,972
05/01/2036	2.000%	4,645,853	4,228,961
06/01/2039- 12/01/2052	5.000%	17,850,375	17,669,131
03/01/2042- 11/01/2046	3.500%	27,238,663	25,001,649
11/01/2043- 08/01/2052	3.000%	45,883,997	39,843,887
08/01/2044- 12/01/2052	4.000%	29,490,507	27,378,881
02/01/2051	2.500%	19,220,221	15,933,775
09/01/2054	6.000%	11,359,840	11,521,473
Federal Home Loan Mortgage Corp.(j)
08/01/2041	4.500%	1,524,297	1,487,269
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(d),(h)
CMO Series 264 Class S1
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 07/15/2042	1.503%	2,705,756	261,048
CMO Series 318 Class S1
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 11/15/2043	1.503%	3,758,854	398,184
CMO Series 4286 Class NS
-1.0 x 30-day Average SOFR + 5.786% Cap 5.900% 12/15/2043	1.453%	1,677,088	199,199
CMO Series 4594 Class SA
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 06/15/2046	1.503%	3,435,375	392,846
CMO Series 4620 Class AS
-1.0 x 30-day Average SOFR + 0.554% 11/15/2042	2.098%	2,659,407	250,589
CMO Series 4935 Class JS
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 12/25/2049	1.614%	6,412,350	845,316
CMO Series 4965 Class KS
-1.0 x 30-day Average SOFR + 5.736% Cap 5.850% 04/25/2050	1.414%	4,939,994	530,691
CMO Series 4987 Class KS
-1.0 x 30-day Average SOFR + 6.194% Cap 6.080% 06/25/2050	1.644%	10,656,741	1,522,648
CMO Series 4993 Class MS
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2050	1.614%	14,117,431	2,070,289
CMO STRIPS Series 309 Class S4
-1.0 x 30-day Average SOFR + 5.856% Cap 5.970% 08/15/2043	1.523%	3,521,532	365,116
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 326 Class S1
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 03/15/2044	1.553%	1,287,217	130,810
Federal Home Loan Mortgage Corp.(h)
CMO Series 304 Class C69
12/15/2042	4.000%	954,000	163,816
CMO Series 4139 Class CI
05/15/2042	3.500%	1,199,715	80,505
CMO Series 4147 Class CI
01/15/2041	3.500%	256,438	2,816
CMO Series 4177 Class IY
03/15/2043	4.000%	2,872,115	416,442
CMO Series 4215 Class IL
07/15/2041	3.500%	164,081	4,359
Federal Home Loan Mortgage Corp.(f),(h)
CMO Series 4068 Class GI
09/15/2036	2.391%	1,602,046	163,353
CMO Series 4107 Class KS
06/15/2038	2.170%	1,456,503	80,038
Federal Home Loan Mortgage Corp. REMICS(d),(h)
CMO Series 4983 Class SY
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 05/25/2050	1.664%	21,470,604	2,730,395
CMO Series 5345 Class SE
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 01/15/2048	1.553%	29,132,117	3,008,826
Federal Home Loan Mortgage Corp. REMICS(h)
CMO Series 5105 Class ID
05/25/2051	3.000%	18,421,275	3,053,065
Federal National Mortgage Association
11/01/2034- 05/01/2052	3.500%	39,748,556	36,400,623
02/01/2035- 09/01/2053	5.000%	42,224,871	41,424,214
03/01/2036- 11/01/2052	4.500%	51,196,651	49,001,235
06/01/2036- 03/01/2052	2.000%	115,072,884	91,640,997
09/01/2036	6.500%	791,740	825,110
01/01/2042	4.000%	1,290,157	1,225,180
11/01/2046- 06/01/2052	3.000%	63,603,321	55,166,762
12/01/2050- 05/01/2051	2.500%	34,400,990	28,427,157
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-72 Class B
09/25/2047	3.000%	3,919,170	3,593,062
Federal National Mortgage Association(j)
08/01/2052	4.000%	32,250,100	29,862,475
Federal National Mortgage Association(d),(h)
CMO Series 2005-74 Class NI
-1.0 x 30-day Average SOFR + 5.966% Cap 6.080% 05/25/2035	1.644%	3,405,970	169,253
CMO Series 2007-54 Class DI
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 06/25/2037	1.664%	3,257,997	270,467
CMO Series 2014-93 Class ES
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2045	1.714%	5,763,221	675,482
CMO Series 2016-101 Class SK
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 01/25/2047	1.514%	13,097,127	1,440,615
CMO Series 2016-37 Class SA
-1.0 x 30-day Average SOFR + 5.736% Cap 5.850% 06/25/2046	1.414%	7,235,308	794,699
CMO Series 2016-42 Class SB
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 07/25/2046	1.564%	10,255,278	1,063,590
CMO Series 2017-3 Class SA
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 02/25/2047	1.564%	9,312,458	1,057,238
CMO Series 2017-51 Class SC
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	1.714%	6,928,827	793,599
CMO Series 2017-72 Class S
-1.0 x 30-day Average SOFR + 3.836% Cap 2.750% 09/25/2047	0.000%	23,893,378	823,287
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-90 Class SP
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 11/25/2047	1.714%	5,181,108	619,599
CMO Series 2019-33 Class SB
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2049	1.614%	14,565,516	1,659,011
CMO Series 2019-57 Class AS
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 10/25/2049	1.614%	9,703,149	1,193,813
CMO Series 2019-77 Class SP
-1.0 x 30-day Average SOFR + 5.836% Cap 5.950% 01/25/2050	1.514%	13,010,897	1,623,751
CMO Series 2020-40 Class LS
-1.0 x 30-day Average SOFR + 5.966% Cap 6.080% 06/25/2050	1.644%	15,034,585	2,220,530
Federal National Mortgage Association(f),(h)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	1,712,061	17
Federal National Mortgage Association(h)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	459,568	8,048
CMO Series 2012-144 Class HI
07/25/2042	3.500%	1,072,769	86,282
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,319,424	186,172
CMO Series 2013-16
01/25/2040	3.500%	96,215	190
CMO Series 2020-55 Class MI
08/25/2050	2.500%	17,581,640	2,771,867
CMO Series 417 Class C4
02/25/2043	3.500%	4,977,129	980,990
Federal National Mortgage Association REMICS(d),(h)
CMO Series 2016-1 Class SJ
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 02/25/2046	1.714%	10,680,937	1,145,628
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-46 Class SG
-1.0 x 30-day Average SOFR + 6.000% Cap 6.000% 07/25/2052	1.678%	17,755,150	1,722,727
Federal National Mortgage Association REMICS(h)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	13,370,448	2,254,264
CMO Series 2021-54 Class LI
04/25/2049	2.500%	18,665,633	2,495,166
Freddie Mac REMICS
CMO Series 5104 Class LH
06/25/2049	2.000%	4,412,680	3,644,508
Freddie Mac REMICS(d),(h)
CMO Series 5371 Class S
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 08/15/2048	1.603%	20,110,394	2,196,475
Freddie Mac REMICS(d)
CMO Series 5513 Class MQ
30-day Average SOFR + 3.950% Cap 8.250% 06/25/2054	8.184%	8,632,532	8,836,053
CMO Series 5513 Class MU
30-day Average SOFR + 3.950% Cap 8.250% 11/25/2054	8.184%	14,338,172	14,562,674
CMO Series 5517 Class HT
30-day Average SOFR + 3.950% Floor 3.950%, Cap 8.250% 03/25/2055	8.184%	7,665,637	7,712,328
CMO Series 5532 Class MB
30-day Average SOFR + 3.950% Cap 8.250% 04/25/2055	8.184%	15,471,379	15,565,057
CMO Series 5533 Class F
30-day Average SOFR + 3.450% Floor 3.450%, Cap 7.950% 04/25/2055	7.772%	13,131,639	13,235,363
CMO Series 5542 Class F
30-day Average SOFR + 4.300% 05/25/2055	8.334%	7,913,722	7,945,026
Freddie Mac REMICS(d),(e),(g),(h)
CMO Series 5544 Class SC
30-day Average SOFR + 7.000% 06/25/2055	2.649%	14,143,212	1,878,395
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac REMICS(d),(e),(g)
CMO Series 5548 Class F
30-day Average SOFR + 4.600% Cap 8.700% 06/25/2055	7.950%	12,000,000	12,060,000
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	103,234	106,969
01/15/2039- 08/20/2040	5.000%	3,778,149	3,770,709
04/20/2051	2.500%	20,554,184	16,966,251
CMO Series 2024-30 Class TQ
02/20/2064	5.000%	7,281,747	7,310,081
CMO Series 2024-80 Class DT
05/20/2064	3.000%	10,054,727	8,686,208
CMO Series 2024-80 Class PT
05/20/2064	3.500%	15,326,546	13,554,054
Government National Mortgage Association(j)
04/20/2048	4.500%	5,729,953	5,486,909
05/20/2051	2.500%	42,145,265	34,788,333
Government National Mortgage Association(h)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	1,679,988	225,378
CMO Series 2014-131 Class EI
09/16/2039	4.000%	3,184,287	194,403
CMO Series 2015-175 Class AI
10/16/2038	3.500%	7,873,497	564,821
CMO Series 2020-138 Class IN
09/20/2050	2.500%	11,754,521	2,007,752
CMO Series 2020-191 Class TI
12/20/2050	2.500%	8,126,319	1,176,948
CMO Series 2020-191 Class UC
12/20/2050	4.000%	15,089,785	3,067,738
CMO Series 2021-1 Class IB
01/20/2051	2.500%	17,802,778	2,650,908
CMO Series 2021-111 Class AI
06/20/2051	2.500%	16,005,771	2,373,257
CMO Series 2021-119 Class LI
07/20/2051	3.000%	17,976,552	3,068,802
CMO Series 2021-122 Class HI
11/20/2050	2.500%	15,329,471	2,069,243
CMO Series 2021-142 Class IX
08/20/2051	2.500%	21,109,447	2,873,346
CMO Series 2021-146 Class IK
08/20/2051	3.500%	18,992,544	3,621,227
CMO Series 2021-158 Class VI
09/20/2051	3.000%	15,464,962	2,471,966
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-159 Class IP
09/20/2051	3.000%	11,807,960	1,851,760
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	19,631,099	3,347,831
CMO Series 2021-27 Class IN
02/20/2051	2.500%	11,117,559	1,653,040
CMO Series 2021-67 Class GI
04/20/2051	3.000%	16,805,669	2,921,467
CMO Series 2021-8 Class BI
01/20/2051	2.500%	17,161,988	3,113,255
CMO Series 2021-8 Class IO
01/20/2051	3.000%	30,908,389	5,097,316
Government National Mortgage Association(d),(h)
CMO Series 2014-131 Class BS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/16/2044	1.757%	8,532,217	1,073,444
CMO Series 2017-170 Class QS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 11/20/2047	1.761%	5,200,432	604,580
CMO Series 2018-1 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 01/20/2048	1.761%	6,406,245	780,329
CMO Series 2018-105 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	1.761%	4,750,777	509,330
CMO Series 2018-139 Class KS
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 10/20/2048	1.711%	3,013,933	348,861
CMO Series 2018-155 Class LS
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 11/20/2048	1.711%	6,194,670	682,939
CMO Series 2018-21 Class WS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 02/20/2048	1.761%	5,934,531	803,084
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-40 Class SC
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 03/20/2048	1.761%	3,695,309	422,967
CMO Series 2018-63 Class HS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 04/20/2048	1.761%	4,215,068	483,389
CMO Series 2018-94 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 05/20/2048	1.761%	5,811,291	778,692
CMO Series 2018-97 Class MS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2048	1.761%	4,972,052	525,928
CMO Series 2019-117 Class SA
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 09/20/2049	1.661%	10,657,337	1,449,858
CMO Series 2019-119 Class GS
-1.0 x 1-month Term SOFR + 5.986% Floor 0.400%, Cap 6.100% 09/20/2049	1.661%	6,418,164	651,783
CMO Series 2019-21 Class SH
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 02/20/2049	1.611%	5,440,323	556,943
CMO Series 2019-23 Class SQ
1-month Term SOFR + 6.164% Cap 6.050% 02/20/2049	1.611%	5,942,327	793,370
CMO Series 2019-43 Class SE
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 04/20/2049	1.661%	10,139,848	1,079,762
CMO Series 2019-52 Class AS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 04/16/2049	1.607%	13,682,777	2,002,116
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-92 Class SD
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 07/20/2049	1.661%	13,533,220	1,685,297
CMO Series 2020-104 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2050	1.761%	9,982,565	1,275,256
CMO Series 2020-125 Class AS
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 08/20/2050	1.811%	16,022,001	2,096,777
CMO Series 2020-125 Class SD
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 08/20/2050	1.811%	11,301,321	1,494,942
CMO Series 2020-77 Class GS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2049	1.611%	13,089,340	1,389,432
CMO Series 2020-79 Class S
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 06/20/2050	1.661%	9,817,682	1,346,564
CMO Series 2021-117 Class ES
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 07/20/2051	1.861%	16,653,695	2,313,313
CMO Series 2021-161 Class SM
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 09/20/2051	1.861%	17,883,649	2,476,040
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	132,511,743	462,413
CMO Series 2021-46 Class SE
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 03/20/2051	1.861%	19,217,012	2,573,690
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-126 Class SN
-1.0 x 30-day Average SOFR + 5.970% Cap 5.970% 07/20/2052	1.642%	19,826,631	2,120,833
CMO Series 2022-128 Class SD
-1.0 x 30-day Average SOFR + 5.980% Cap 5.980% 07/20/2052	1.652%	17,278,374	1,760,905
CMO Series 2022-152 Class SA
-1.0 x 30-day Average SOFR + 6.050% Cap 6.050% 09/20/2052	1.722%	28,353,764	2,690,126
CMO Series 2022-190 Class CS
-1.0 x 30-day Average SOFR + 6.050% Cap 6.050% 11/20/2049	1.611%	24,061,329	2,224,881
CMO Series 2022-190 Class GS
-1.0 x 1-month Term SOFR + 6.150% Cap 6.150% 07/20/2049	1.711%	28,089,665	3,499,888
CMO Series 2023-100 Class KS
-1.0 x 30-day Average SOFR + 6.850% Cap 6.850% 07/20/2053	2.522%	22,859,780	2,457,067
CMO Series 2023-100 Class SC
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 09/20/2049	1.611%	26,170,708	2,313,412
CMO Series 2023-113 Class CS
-1.0 x 30-day Average SOFR + 5.730% Cap 5.730% 08/20/2053	1.402%	14,264,191	1,136,518
CMO Series 2023-113 Class HS
1-month Term SOFR + 5.936% Cap 6.050% 09/20/2049	1.611%	30,044,806	3,416,596
CMO Series 2023-141 Class SQ
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 12/20/2049	1.611%	21,947,329	2,266,027
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-17 Class NS
-1.0 x 30-day Average SOFR + 6.150% Cap 6.150% 02/20/2053	1.822%	21,550,182	2,230,644
CMO Series 2023-17 Class SY
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2050	1.611%	21,351,292	2,382,757
CMO Series 2023-47 Class AS
-1.0 x 30-day Average SOFR + 6.350% Cap 6.350% 03/20/2053	2.022%	13,905,001	1,078,422
CMO Series 2023-81 Class SB
-1.0 x 30-day Average SOFR + 6.050% Cap 6.050% 06/20/2053	1.722%	14,089,604	990,044
CMO Series 2024-64 Class DS
-1.0 x 30-day Average SOFR + 5.400% Cap 5.400% 04/20/2054	1.072%	29,610,901	1,583,964
CMO Series 2024-79 Class SH
-1.0 x 30-day Average SOFR + 7.250% Cap 7.250% 05/20/2054	2.922%	13,691,446	2,014,094
CMO Series 2024-95 Class SW
-1.0 x 30-day Average SOFR + 5.400% Cap 5.400% 06/20/2054	1.072%	15,498,110	1,171,615
CMO Series 2024-97 Class KS
-1.0 x 30-day Average SOFR + 7.300% Cap 7.300% 06/20/2054	2.972%	18,511,651	3,050,339
Government National Mortgage Association(d)
CMO Series 2023-140 Class JS
-2.5 x 30-day Average SOFR + 16.050% Cap 16.050% 09/20/2053	5.280%	1,988,557	1,971,035
CMO Series 2025-39 Class M
30-day Average SOFR + 4.000% Floor 4.000%, Cap 7.700% 03/20/2055	6.318%	6,050,414	6,055,440
Residential Mortgage-Backed Securities - Agency 102.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association TBA(k)
06/20/2054	4.500%	65,000,000	61,314,462
06/23/2055	2.000%	12,000,000	9,636,858
06/23/2055	3.000%	17,000,000	14,807,912
Uniform Mortgage-Backed Security TBA(k)
06/18/2040	2.500%	20,000,000	18,461,002
06/18/2040- 06/13/2054	3.000%	65,000,000	58,595,513
06/13/2054	2.000%	29,000,000	22,527,824
06/13/2054	4.000%	15,000,000	13,741,034
06/13/2054	4.500%	111,000,000	104,678,811
06/13/2054	5.500%	8,000,000	7,919,292
06/12/2055	3.500%	112,927,560	100,084,562
06/12/2055	5.000%	19,000,000	18,389,267
06/12/2055	6.000%	8,000,000	8,078,092
Total Residential Mortgage-Backed Securities - Agency (Cost $1,395,413,807)			1,303,808,270

Residential Mortgage-Backed Securities - Non-Agency 15.6%

A&D Mortgage Trust(a),(l)
CMO Series 2024-NQM1 Class A1
02/25/2069	6.195%	1,907,443	1,915,442
A&D Mortgage Trust(a),(f)
Subordinated CMO Series 2024-NQM1 Class B1
02/25/2069	8.604%	2,000,000	2,017,780
Arroyo Mortgage Trust(a),(f)
CMO Series 2019-3 Class M1
10/25/2048	4.204%	2,900,000	2,422,121
CHNGE Mortgage Trust(a),(f)
CMO Series 2022-2 Class A1
03/25/2067	3.757%	5,800,029	5,653,586
CMO Series 2023-1 Class M1
03/25/2058	8.237%	6,144,000	6,181,045
CMO Series 2023-4 Class M1
09/25/2058	8.436%	5,480,320	5,628,423
CHNGE Mortgage Trust(a),(l)
CMO Series 2023-3 Class A1
07/25/2058	7.100%	3,734,148	3,766,473
CMO Series 2023-4 Class A1
09/25/2058	7.573%	2,559,304	2,597,481
CIM Trust(a),(f)
CMO Series 2020-R3 Class A1B
01/26/2060	4.000%	8,500,000	7,440,172
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2009-11 Class 1A2
02/25/2037	6.915%	142,504	140,552
CMO Series 2014-A Class B2
01/25/2035	5.448%	394,105	390,233
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Non-Agency 15.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	2,216,105	2,158,402
Connecticut Avenue Securities Trust(a),(d)
CMO Series 2022-R02 Class 2M2
30-day Average SOFR + 3.000% 01/25/2042	7.322%	10,000,000	10,239,832
CSMC Trust(a),(f)
CMO Series 2022-NQM1 Class A3
11/25/2066	2.675%	4,590,517	3,944,869
EASY(a),(l)
CMO Series 2025-RTL1 Class A1
05/25/2040	6.456%	4,350,000	4,358,440
FIGRE Trust(a),(f)
Subordinated CMO Series 2023-HE3 Class C
01/25/2042	7.310%	1,612,892	1,657,934
Freddie Mac STACR(d)
CMO Series 2020-CS02 Class M4
30-day Average SOFR + 0.114% 06/25/2033	4.454%	55,157	55,007
Freddie Mac STACR REMIC Trust(a),(d)
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	9.072%	4,000,000	4,398,047
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	9.822%	7,000,000	7,975,370
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(d)
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	9.072%	4,500,000	4,711,536
GCAT Trust(a),(f)
CMO Series 2021-CM1 Class A1
04/25/2065	2.469%	1,297,623	1,232,059
CMO Series 2023-NQM4 Class A1
05/25/2067	4.250%	5,625,967	5,262,096
HTAP Issuer Trust(a)
CMO Series 2024-2 Class A
04/25/2042	6.500%	6,488,240	6,411,455
Imperial Fund Mortgage Trust(a),(f)
CMO Series 2021-NQM4 Class A3
01/25/2057	2.450%	6,550,817	5,718,631
Legacy Mortgage Asset Trust(a),(l)
CMO Series 2021-GS1 Class A1
10/25/2066	5.892%	3,534,878	3,537,651
LHOME Mortgage Trust(a),(l)
CMO Series 2024-RTL1 Class A1
01/25/2029	7.017%	10,000,000	10,059,069
Residential Mortgage-Backed Securities - Non-Agency 15.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mello Mortgage Capital Acceptance(a),(l)
CMO Series 2024-SD1 Class M1
04/25/2054	4.000%	2,789,000	2,593,223
New Residential Mortgage Loan Trust(a),(f),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.164%	6,392,039	288,797
New Residential Mortgage Loan Trust(a),(f)
CMO Series 2022-NQM2 Class A2
03/27/2062	3.699%	4,420,000	3,474,094
Subordinated CMO Series 2019-RPL3 Class B3
07/25/2059	3.985%	12,000,000	9,080,507
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	1,648,686	1,573,175
OBX Trust(a),(f)
CMO Series 2022-NQM3 Class A2
01/25/2062	3.833%	5,264,000	4,170,854
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	4,530,388	4,487,782
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2022-NQM1 Class M1
08/25/2067	5.430%	6,000,000	5,884,729
Preston Ridge Partners Mortgage Trust(a),(l)
CMO Series 2023-RCF2 Class A3
11/25/2053	4.000%	5,000,000	4,724,338
PRET LLC(a),(l)
CMO Series 2024-NPL4 Class A2
07/25/2054	9.437%	2,000,000	2,003,194
PRKCM Trust(a),(f)
CMO Series 2022-AFC1 Class A3
04/25/2057	4.100%	3,730,110	3,509,190
PRPM LLC(a),(l)
CMO Series 2024-RCF1 Class A2
01/25/2054	4.000%	3,600,000	3,418,821
CMO Series 2024-RCF1 Class A3
01/25/2054	4.000%	2,700,000	2,536,185
CMO Series 2025-2 Class A2
05/25/2030	9.560%	3,000,000	2,984,714
RUN Trust(a),(f)
CMO Series 2022-NQM1 Class M1
03/25/2067	4.038%	5,000,000	3,945,724
Saluda Grade Alternative Mortgage Trust(a),(f)
Subordinated CMO Series 2023-FIG4 Class CE
11/25/2053	49.381%	3,215,775	5,539,468
SG Residential Mortgage Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	4,224,000	4,146,948
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Residential Mortgage-Backed Securities - Non-Agency 15.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stanwich Mortgage Loan Co. LLC(a),(l)
CMO Series 2021-NPB1 Class A1
10/16/2026	6.235%	152,392	152,306
Toorak Mortgage Trust(a),(f)
CMO Series 2024-RRTL1 Class M1
02/25/2039	9.162%	4,000,000	4,031,781
Unlock HEA Trust(a)
CMO Series 2023-1 Class A
10/25/2038	7.000%	3,191,607	3,190,952
Vendee Mortgage Trust(f),(h)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	183,617	0
CMO Series 1998-3 Class IO
03/15/2029	0.000%	209,420	0
Verus Securitization Trust(a),(f)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	6,282,355
CMO Series 2023-INV1 Class M1
02/25/2068	7.495%	4,200,000	4,206,595
Visio Trust(a)
CMO Series 2021-1R Class A3
05/25/2056	1.688%	1,464,277	1,360,787
Vista Point Securitization Trust(a),(l)
CMO Series 2024-CES3 Class A3
01/25/2055	6.194%	5,000,000	5,027,960
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $192,571,417)			198,488,185

Call Option Contracts Purchased 0.5%
Value ($)
(Cost $8,784,789)	6,574,710

Put Option Contracts Purchased 0.3%

(Cost $4,424,700)	3,575,063

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.495%(m),(n)	36,527,146	36,516,188
Total Money Market Funds (Cost $36,517,129)		36,516,188
Total Investments in Securities (Cost: $1,828,129,083)		1,710,622,372
Other Assets & Liabilities, Net		(436,553,753)
Net Assets		1,274,068,619
At May 31, 2025, securities and/or cash totaling $17,963,561 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	872	06/2026	USD	210,206,500	210,616	—
U.S. Treasury 5-Year Note	2,598	09/2025	USD	281,071,125	1,578,090	—
Total					1,788,706	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	(872)	06/2025	USD	(208,527,900)	565,316	—
U.S. Long Bond	(543)	09/2025	USD	(61,240,219)	—	(1,393,876)
U.S. Treasury 10-Year Note	(2,646)	09/2025	USD	(293,044,500)	—	(3,271,845)
U.S. Treasury 2-Year Note	(1,268)	09/2025	USD	(263,030,750)	—	(332,703)
U.S. Treasury Ultra Bond	(4)	09/2025	USD	(464,250)	—	(12,474)
Total					565,316	(5,010,898)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	50,000,000	50,000,000	3.70	06/12/2025	995,000	74,580
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	50,000,000	50,000,000	3.80	09/12/2025	1,062,500	737,555
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	100,000,000	100,000,000	3.80	10/14/2025	2,110,000	1,710,360
10-Year OTC interest rate swap with Goldman Sachs International to receive exercise rate and pay SOFR	Goldman Sachs International	USD	25,000,000	25,000,000	3.25	08/19/2025	766,250	43,937
30-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	14,000,800	14,000,800	3.80	10/29/2025	686,039	335,573
5-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	25,000,000	25,000,000	3.90	07/02/2025	300,000	361,305
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	150,000,000	150,000,000	3.75	05/14/2026	2,865,000	3,311,400
Total							8,784,789	6,574,710

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	70,000,000	70,000,000	3.90	09/30/2025	1,291,500	1,210,902
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	60,000,000	60,000,000	4.05	09/05/2025	474,000	158,046
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	100,000,000	100,000,000	4.00	11/10/2025	695,000	523,360
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	100,000,000	100,000,000	4.00	11/21/2025	896,700	559,270
5-Year OTC interest rate swap with Goldman Sachs International to receive SOFR and pay exercise rate	Goldman Sachs International	USD	50,000,000	50,000,000	3.50	10/03/2025	587,500	643,485
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	50,000,000	50,000,000	3.75	11/28/2025	480,000	480,000
Total							4,424,700	3,575,063

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
2-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(146,531,000)	(146,531,000)	3.25	07/29/2025	(647,667)	(148,744)
2-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(300,000,000)	(300,000,000)	3.10	08/01/2025	(1,290,000)	(216,840)
Total							(1,937,667)	(365,584)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	5,000,000	648,722	(2,500)	658,238	—	—	(12,016)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	20.251	USD	5,000,000	(985,940)	2,500	—	(559,351)	—	(424,089)
CMBX North America Index, Series 16 BBB-	Goldman Sachs International	04/17/2065	3.000	Monthly	7.048	USD	5,000,000	(854,580)	2,500	—	(644,382)	—	(207,698)
CMBX North America Index, Series 17 BBB-	Goldman Sachs International	12/15/2056	3.000	Monthly	5.728	USD	18,000,000	(2,350,944)	9,000	—	(2,721,784)	379,840	—
CMBX North America Index, Series 17 BBB-	Goldman Sachs International	12/15/2056	3.000	Monthly	5.728	USD	3,000,000	(391,824)	1,500	—	(293,100)	—	(97,224)
CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	20.251	USD	10,000,000	(1,971,880)	5,000	—	(1,455,461)	—	(511,419)
CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	24.832	USD	2,162,138	(302,236)	1,081	—	(103,972)	—	(197,183)
Total								(6,857,404)	21,581	—	(5,778,050)	379,840	(1,437,613)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2025, the total value of these securities amounted to $354,398,722, which represents 27.82% of total net assets.

(b)	Principal amount represents ownership shares of the Trust.
(c)
Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2025 and is not reflective of the cash flow payments.

(d)	Variable rate security. The interest rate shown was the current rate as of May 31, 2025.
(e)	Valuation based on significant unobservable inputs.
(f)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2025.

(g)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2025, the total value of these securities amounted to $20,646,980, which represents 1.62% of total net assets.

(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Represents a security in default.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Notes to Portfolio of Investments (continued)
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	Represents a security purchased on a when-issued basis.
(l)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2025.

(m)	The rate shown is the seven-day current annualized yield at May 31, 2025.
(n)
Under Section 2(a)(3) of the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.495%
	38,059,462	564,102,120	(565,643,233)	(2,161)	36,516,188	759	2,392,575	36,527,146
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Fair value measurements   (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	111,524,350	17,308,435	128,832,785
Commercial Mortgage-Backed Securities - Agency	—	5,694,412	—	5,694,412
Commercial Mortgage-Backed Securities - Non-Agency	—	27,132,759	—	27,132,759
Residential Mortgage-Backed Securities - Agency	—	1,288,108,625	15,699,645	1,303,808,270
Residential Mortgage-Backed Securities - Non-Agency	—	198,488,185	—	198,488,185
Call Option Contracts Purchased	—	6,574,710	—	6,574,710
Put Option Contracts Purchased	—	3,575,063	—	3,575,063
Money Market Funds	36,516,188	—	—	36,516,188
Total Investments in Securities	36,516,188	1,641,098,104	33,008,080	1,710,622,372
Investments in Derivatives
Asset
Futures Contracts	2,354,022	—	—	2,354,022
Swap Contracts	—	379,840	—	379,840
Liability
Futures Contracts	(5,010,898)	—	—	(5,010,898)
Call Option Contracts Written	—	(365,584)	—	(365,584)
Swap Contracts	—	(1,449,629)	—	(1,449,629)
Total	33,859,312	1,639,662,731	33,008,080	1,706,530,123
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2024 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2025 ($)
Asset-Backed Securities — Non-Agency	4,075,077	(799,689)	(487,664)	(118,339)	17,698,425	(1,924,000)	-	(1,135,375)	17,308,435
Residential Mortgage-Backed Securities — Agency	26,165,117	(1,660)	-	(178,496)	15,879,801	-	-	(26,165,117)	15,699,645
Residential Mortgage-Backed Securities — Non-Agency	24,810,970	164,233	-	(149,303)	-	(18,042,311)	-	(6,783,589)	-
Total	55,051,164	(637,116)	(487,664)	(446,138)	33,578,226	(19,966,311)	-	(34,084,081)	33,008,080
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2025 was $(296,835), which is comprised of Asset-Backed Securities — Non-Agency of $(118,339) and Residential Mortgage-Backed Securities — Agency of $(178,496).
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Portfolio of Investments (continued)
May 31, 2025
Fair value measurements   (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The following table is a summary of valuation technique(s) used to value the Fund’s investments at May 31, 2025:
	Valuation Technique	Value ($)
Asset-Backed Securities - Non-Agency	Single Market Quotes from Broker	17,308,435
Residential Mortgage-Backed Securities - Agency	Single Market Quotes from Broker	15,699,645
Total		33,008,080
The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Statement of Assets and Liabilities
May 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,778,402,465)	$1,663,956,411
Affiliated issuers (cost $36,517,129)	36,516,188
Option contracts purchased (cost $13,209,489)	10,149,773
Cash	164,750
Cash collateral held at broker for:
Swap contracts	273,000
TBA	2,294,340
Other(a)	2,740,000
Unrealized appreciation on swap contracts	379,840
Upfront payments on swap contracts	658,238
Receivable for:
Capital shares sold	4,625,160
Dividends	157,791
Interest	5,529,290
Variation margin for futures contracts	284,458
Expense reimbursement due from Investment Manager	1,985
Prepaid expenses	5,218
Total assets	1,727,736,442
Liabilities
Option contracts written, at value (premiums received $1,937,667)	365,584
Unrealized depreciation on swap contracts	1,449,629
Upfront receipts on swap contracts	5,778,050
Payable for:
Investments purchased	480,000
Investments purchased on a delayed delivery basis	439,751,091
Capital shares redeemed	703,098
Distributions to shareholders	4,505,582
Variation margin for futures contracts	274,344
Management services fees	17,137
Distribution and/or service fees	1,315
Transfer agent fees	61,930
Compensation of board members	2,610
Other expenses	61,778
Deferred compensation of board members	215,675
Total liabilities	453,667,823
Net assets applicable to outstanding capital stock	$1,274,068,619
Represented by
Paid in capital	1,686,556,556
Total distributable earnings (loss)	(412,487,937)
Total - representing net assets applicable to outstanding capital stock	$1,274,068,619
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Statement of Assets and Liabilities (continued)
May 31, 2025
Class A
Net assets	$178,655,692
Shares outstanding	9,963,895
Net asset value per share	$17.93
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.48
Class C
Net assets	$3,609,963
Shares outstanding	200,998
Net asset value per share	$17.96
Institutional Class
Net assets	$399,048,118
Shares outstanding	22,271,091
Net asset value per share	$17.92
Institutional 2 Class
Net assets	$12,645,269
Shares outstanding	705,809
Net asset value per share	$17.92
Institutional 3 Class
Net assets	$680,109,577
Shares outstanding	38,106,413
Net asset value per share	$17.85

(a)	Includes collateral related to option contracts purchased and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Statement of Operations
Year Ended May 31, 2025

Net investment income
Income:
Dividends — affiliated issuers	$2,392,575
Interest	62,346,706
Interfund lending	2,490
Total income	64,741,771
Expenses:
Management services fees	6,652,421
Distribution and/or service fees
Class A	490,909
Class C	34,592
Transfer agent fees
Class A	286,875
Advisor Class	14,144
Class C	5,051
Institutional Class	566,662
Institutional 2 Class	7,991
Institutional 3 Class	37,915
Custodian fees	36,229
Printing and postage fees	45,173
Registration fees	120,272
Accounting services fees	54,565
Legal fees	31,472
Interest on collateral	518,700
Compensation of chief compliance officer	229
Compensation of board members	25,378
Deferred compensation of board members	23,172
Other	29,788
Total expenses	8,981,538
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(847,720)
Expense reduction	(2,940)
Total net expenses	8,130,878
Net investment income	56,610,893
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,384,682
Investments — affiliated issuers	759
Foreign currency translations	(1,094)
Futures contracts	12,270,278
Option contracts purchased	(5,151,640)
Option contracts written	1,678,000
Swap contracts	5,459,994
Net realized gain	18,640,979
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	40,682,879
Investments — affiliated issuers	(2,161)
Futures contracts	(3,860,298)
Option contracts purchased	6,019,088
Option contracts written	1,572,083
Swap contracts	98,705
Net change in unrealized appreciation (depreciation)	44,510,296
Net realized and unrealized gain	63,151,275
Net increase in net assets resulting from operations	$119,762,168
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Statement of Changes in Net Assets

	Year Ended May 31, 2025	Year Ended May 31, 2024
Operations
Net investment income	$56,610,893	$59,227,995
Net realized gain (loss)	18,640,979	(88,412,275)
Net change in unrealized appreciation (depreciation)	44,510,296	19,111,139
Net increase (decrease) in net assets resulting from operations	119,762,168	(10,073,141)
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,332,930)	(9,014,557)
Advisor Class	(386,929)	(906,562)
Class C	(103,289)	(155,433)
Institutional Class	(15,474,042)	(13,588,950)
Institutional 2 Class	(574,534)	(795,794)
Institutional 3 Class	(30,436,040)	(35,954,015)
Class R	—	(51,277)
Total distributions to shareholders	(54,307,764)	(60,466,588)
Increase (decrease) in net assets from capital stock activity	(145,257,071)	19,882,745
Total decrease in net assets	(79,802,667)	(50,656,984)
Net assets at beginning of year	1,353,871,286	1,404,528,270
Net assets at end of year	$1,274,068,619	$1,353,871,286
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	May 31, 2025		May 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	723,270	12,939,415	1,314,119	22,792,147
Distributions reinvested	333,672	5,975,233	398,429	6,872,444
Shares redeemed	(3,216,494)	(57,130,752)	(3,698,855)	(63,848,841)
Net decrease	(2,159,552)	(38,216,104)	(1,986,307)	(34,184,250)
Advisor Class
Shares sold	36,602	655,403	703,168	11,932,791
Distributions reinvested	18,955	339,629	47,693	823,526
Shares redeemed	(1,347,226)	(23,741,339)	(601,847)	(10,290,849)
Net increase (decrease)	(1,291,669)	(22,746,307)	149,014	2,465,468
Class C
Shares sold	64,478	1,156,301	26,793	465,123
Distributions reinvested	5,423	97,271	8,328	143,808
Shares redeemed	(77,133)	(1,381,637)	(202,788)	(3,503,095)
Net decrease	(7,232)	(128,065)	(167,667)	(2,894,164)
Institutional Class
Shares sold	4,798,538	85,772,110	11,594,624	201,637,811
Distributions reinvested	825,619	14,773,231	752,266	12,957,953
Shares redeemed	(5,608,908)	(100,607,875)	(6,373,491)	(110,174,278)
Net increase (decrease)	15,249	(62,534)	5,973,399	104,421,486
Institutional 2 Class
Shares sold	435,277	7,865,242	300,278	5,140,331
Distributions reinvested	32,030	573,642	46,150	795,337
Shares redeemed	(729,989)	(12,858,775)	(407,039)	(6,969,240)
Net decrease	(262,682)	(4,419,891)	(60,611)	(1,033,572)
Institutional 3 Class
Shares sold	6,729,582	120,073,325	12,500,031	216,564,159
Distributions reinvested	1,661,793	29,613,307	2,043,873	35,103,404
Shares redeemed	(12,836,301)	(229,370,802)	(17,668,682)	(298,701,351)
Net decrease	(4,444,926)	(79,684,170)	(3,124,778)	(47,033,788)
Class R
Shares sold	—	—	6,266	108,658
Distributions reinvested	—	—	2,885	49,851
Shares redeemed	—	—	(117,330)	(2,016,944)
Net decrease	—	—	(108,179)	(1,858,435)
Total net increase (decrease)	(8,150,812)	(145,257,071)	674,871	19,882,745
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

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Columbia Quality Income Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2025	$17.10	0.69	0.80	1.49	(0.66)	—	(0.66)
Year Ended 5/31/2024	$17.89	0.67	(0.77)	(0.10)	(0.69)	—	(0.69)
Year Ended 5/31/2023	$20.05	0.58	(2.14)	(1.56)	(0.60)	—	(0.60)
Year Ended 5/31/2022	$22.86	0.46	(2.89)	(2.43)	(0.38)	—	(0.38)
Year Ended 5/31/2021(e)	$22.20	0.61	1.00	1.61	(0.68)	(0.27)	(0.95)
Class C
Year Ended 5/31/2025	$17.13	0.57	0.79	1.36	(0.53)	—	(0.53)
Year Ended 5/31/2024	$17.92	0.54	(0.77)	(0.23)	(0.56)	—	(0.56)
Year Ended 5/31/2023	$20.08	0.44	(2.13)	(1.69)	(0.47)	—	(0.47)
Year Ended 5/31/2022	$22.90	0.29	(2.89)	(2.60)	(0.22)	—	(0.22)
Year Ended 5/31/2021(e)	$22.24	0.44	1.00	1.44	(0.51)	(0.27)	(0.78)
Institutional Class
Year Ended 5/31/2025	$17.09	0.74	0.80	1.54	(0.71)	—	(0.71)
Year Ended 5/31/2024	$17.88	0.72	(0.78)	(0.06)	(0.73)	—	(0.73)
Year Ended 5/31/2023	$20.04	0.63	(2.14)	(1.51)	(0.65)	—	(0.65)
Year Ended 5/31/2022	$22.84	0.51	(2.87)	(2.36)	(0.44)	—	(0.44)
Year Ended 5/31/2021(e)	$22.19	0.66	1.00	1.66	(0.74)	(0.27)	(1.01)
Institutional 2 Class
Year Ended 5/31/2025	$17.09	0.75	0.80	1.55	(0.72)	—	(0.72)
Year Ended 5/31/2024	$17.88	0.73	(0.77)	(0.04)	(0.75)	—	(0.75)
Year Ended 5/31/2023	$20.04	0.64	(2.13)	(1.49)	(0.67)	—	(0.67)
Year Ended 5/31/2022	$22.84	0.53	(2.88)	(2.35)	(0.45)	—	(0.45)
Year Ended 5/31/2021(e)	$22.19	0.68	1.00	1.68	(0.76)	(0.27)	(1.03)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2025	$17.93	8.81%	0.95% (c)	0.89% (c),(d)	3.89%	330%	$178,656
Year Ended 5/31/2024	$17.10	(0.52% )	0.95% (c)	0.90% (c),(d)	3.90%	375%	$207,275
Year Ended 5/31/2023	$17.89	(7.78% )	0.95% (c)	0.93% (c),(d)	3.14%	341%	$252,442
Year Ended 5/31/2022	$20.05	(10.74% )	0.89% (c)	0.89% (c),(d)	2.06%	207%	$323,845
Year Ended 5/31/2021 (e)	$22.86	7.36%	0.91% (c)	0.90% (c),(d)	2.69%	319%	$429,196
Class C
Year Ended 5/31/2025	$17.96	7.99%	1.70% (c)	1.64% (c),(d)	3.17%	330%	$3,610
Year Ended 5/31/2024	$17.13	(1.26% )	1.70% (c)	1.65% (c),(d)	3.13%	375%	$3,566
Year Ended 5/31/2023	$17.92	(8.45% )	1.69% (c)	1.68% (c),(d)	2.36%	341%	$6,737
Year Ended 5/31/2022	$20.08	(11.44% )	1.64% (c)	1.64% (c),(d)	1.31%	207%	$12,902
Year Ended 5/31/2021 (e)	$22.90	6.54%	1.66% (c)	1.65% (c),(d)	1.94%	319%	$17,854
Institutional Class
Year Ended 5/31/2025	$17.92	9.08%	0.70% (c)	0.64% (c),(d)	4.16%	330%	$399,048
Year Ended 5/31/2024	$17.09	(0.27% )	0.70% (c)	0.64% (c),(d)	4.17%	375%	$380,248
Year Ended 5/31/2023	$17.88	(7.56% )	0.70% (c)	0.68% (c),(d)	3.40%	341%	$291,134
Year Ended 5/31/2022	$20.04	(10.49% )	0.64% (c)	0.64% (c),(d)	2.30%	207%	$332,225
Year Ended 5/31/2021 (e)	$22.84	7.53%	0.66% (c)	0.65% (c),(d)	2.93%	319%	$519,577
Institutional 2 Class
Year Ended 5/31/2025	$17.92	9.18%	0.62% (c)	0.55% (c)	4.22%	330%	$12,645
Year Ended 5/31/2024	$17.09	(0.18% )	0.60% (c)	0.55% (c)	4.25%	375%	$16,547
Year Ended 5/31/2023	$17.88	(7.47% )	0.60% (c)	0.59% (c)	3.49%	341%	$18,400
Year Ended 5/31/2022	$20.04	(10.41% )	0.56% (c)	0.56% (c)	2.37%	207%	$24,711
Year Ended 5/31/2021 (e)	$22.84	7.62%	0.57% (c)	0.56% (c)	2.99%	319%	$41,073
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2025	$17.02	0.76	0.80	1.56	(0.73)	—	(0.73)
Year Ended 5/31/2024	$17.81	0.74	(0.77)	(0.03)	(0.76)	—	(0.76)
Year Ended 5/31/2023	$19.96	0.65	(2.13)	(1.48)	(0.67)	—	(0.67)
Year Ended 5/31/2022	$22.75	0.54	(2.87)	(2.33)	(0.46)	—	(0.46)
Year Ended 5/31/2021(e)	$22.10	0.69	0.99	1.68	(0.76)	(0.27)	(1.03)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2025	5/31/2024	5/31/2023	5/31/2022	5/31/2021
Class A	0.04%	0.02%	0.02%	less than 0.01%	less than 0.01%
Class C	0.04%	0.02%	0.02%	less than 0.01%	less than 0.01%
Institutional Class	0.04%	0.02%	0.02%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.04%	0.02%	0.02%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.04%	0.02%	0.02%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Quality Income Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2025	$17.85	9.25%	0.56% (c)	0.50% (c)	4.29%	330%	$680,110
Year Ended 5/31/2024	$17.02	(0.15% )	0.55% (c)	0.50% (c)	4.31%	375%	$724,162
Year Ended 5/31/2023	$17.81	(7.42% )	0.54% (c)	0.54% (c)	3.54%	341%	$813,449
Year Ended 5/31/2022	$19.96	(10.38% )	0.51% (c)	0.51% (c)	2.45%	207%	$987,973
Year Ended 5/31/2021 (e)	$22.75	7.64%	0.52% (c)	0.52% (c)	3.05%	319%	$1,197,807
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund  | 2025

Notes to Financial Statements
May 31, 2025
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Board of Trustees of the Fund approved the conversion of all Advisor Class shares of the Fund to Institutional Class shares of the Fund and the subsequent elimination of Advisor Class shares. Effective on November 22, 2024, Advisor Class shares of the Fund were converted to Institutional Class shares of the Fund. This was a tax-free transaction for existing Advisor Class shareholders.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.

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Notes to Financial Statements (continued)
May 31, 2025
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, there is less credit exposure to the FCM than in the case of an over-the-counter derivative, because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

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Notes to Financial Statements (continued)
May 31, 2025
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to other risks including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions or inflation rate swap contracts (together, rate swaps) to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. A rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a notional amount. Certain rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard rate swap is generally the difference between a floating market interest rate or floating rate linked to an inflation index versus a fixed interest rate as applied to the notional amount.
Rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the rate swap is terminated.
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	379,840 *
Credit risk	Upfront payments on swap contracts	658,238
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,354,022 *
Interest rate risk	Investments, at value — Option contracts purchased	10,149,773
Total		13,541,873

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,449,629 *
Credit risk	Upfront receipts on swap contracts	5,778,050
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	5,010,898 *
Interest rate risk	Option contracts written, at value	365,584
Total		12,604,161

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	693,877	693,877
Interest rate risk	12,270,278	(5,151,640)	1,678,000	4,766,117	13,562,755
Total	12,270,278	(5,151,640)	1,678,000	5,459,994	14,256,632

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	98,705	98,705
Interest rate risk	(3,860,298)	6,019,088	1,572,083	—	3,730,873
Total	(3,860,298)	6,019,088	1,572,083	98,705	3,829,578

Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended May 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	586,004,032
Futures contracts — short	789,080,583
Credit default swap contracts — buy protection	12,653,846
Credit default swap contracts — sell protection	23,378,344

Derivative instrument	Average value ($)
Option contracts purchased	11,673,742
Option contracts written	(86,296)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Interest rate swap contracts	1,014,822	(22,081)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2025:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International ($)	Morgan Stanley ($)	Total ($)
Assets
Call option contracts purchased	3,219,373	-	43,937	3,311,400	6,574,710
Put option contracts purchased	1,240,676	-	643,485	1,690,902	3,575,063
OTC credit default swap contracts (b)	-	658,238	379,840	-	1,038,078
Total Assets	4,460,049	658,238	1,067,262	5,002,302	11,187,851
Liabilities
Call option contracts written	365,584	-	-	-	365,584
OTC credit default swap contracts (b)	-	995,456	3,964,188	2,268,035	7,227,679
Total Liabilities	365,584	995,456	3,964,188	2,268,035	7,593,263
Total Financial and Derivative Net Assets	4,094,465	(337,218)	(2,896,926)	2,734,267	3,594,588
Total collateral received (pledged) (c)	4,085,800	(273,000)	(2,740,000)	2,348,000	3,420,800
Net Amount (d)	8,665	(64,218)	(156,926)	386,267	173,788

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2025 was 0.49% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.

Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
For the year ended May 31, 2025, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.07 (a)
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2025, these minimum account balance fees reduced total expenses of the Fund by $2,940.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $374,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2025, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2025, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00 (a)	21,483
Class C	—	1.00 (b)	2,816

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2024 through September 30, 2025 (%)	Prior to October 1, 2024 (%)
Class A	0.86	0.86
Class C	1.61	1.61
Institutional Class	0.61	0.61
Institutional 2 Class	0.51	0.51
Institutional 3 Class	0.47	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions, foreign currency transactions, swap investments and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
555,188	(555,187)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2025			Year Ended May 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
54,307,764	—	54,307,764	60,466,588	—	60,466,588
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
8,111,418	—	(276,391,830)	(139,486,269)
At May 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,840,896,580	16,018,892	(155,505,161)	(139,486,269)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2025, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2025, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(152,506,106)	(123,885,724)	(276,391,830)	29,208,709
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,670,386,432 and $5,794,830,482, respectively, for the year ended May 31, 2025, of which $5,594,993,579 and $5,565,769,583, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,330,769	5.10	13
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended May 31, 2025.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the

Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates.  Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.  Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and
Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2025, affiliated shareholders of record owned 74.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Columbia Quality Income Fund  | 2025

Notes to Financial Statements (continued)
May 31, 2025
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Quality Income Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Quality Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Quality Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Quality Income Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2025. Shareholders will be notified in early 2026 of the amounts for use in preparing 2025 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
Columbia Quality Income Fund  | 2025

Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN236_05_R01_(07/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	July 23, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	July 23, 2025